Financial Markets 280 Bishopsgate London EC2M 4RB
Memorandum	May 2, 2006

To	Saxon Asset Securities Trust 2006-1

Address	c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890 Attn: Corporate Trust Administration Phone: 302-651-1000 Fax: 302-636-4140
CC	Saxon Asset Securities Company 4860 Cox Road Suite 300 Glen Allen, VA 23060 Attn: Tim Hoffman Phone: 804-967-7490 Fax: 804-217-7790
CC:	Greenwich Capital Markets, Inc.
Address	600 Steamboat Road Greenwich, CT 06830
Attention	Melizza Stotler Tel: (203) 618-2576 Fax: (203) 618-2580
From:	The Royal Bank of Scotland plc

Address	280 Bishopsgate London EC2M 4RB
Attention	Legal Department – Derivatives Documentation Telephone: (203) 618-2531/2532 Facsimile: (203) 618-2533/2534
Reference Numbers	D6980372

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Saxon Asset Securities Trust 2006-1 and The Royal Bank of Scotland plc, acting through its agent, Greenwich Capital Markets, Inc. (each a “party” and together “the parties”) on the Trade Date specified below (the “Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, “Party A” means The Royal Bank of Scotland plc, acting through its agent, Greenwich Capital Markets, Inc., and “Party B” means Saxon Asset Securities Trust 2006-1.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified (or incorporated by reference) in that certain Indenture dated as of April 1, 2006, by and between Party B and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture”).

1

This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the “Form Master Agreement”). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a)

Non-Reliance

Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

(b)

Evaluation and Understanding

It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

(c)

Status of Parties

The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	With respect to any Calculation Period, the amount set forth on Schedule A attached hereto.
Trade Date:	April 20, 2006
Effective Date:	July 25, 2006
Termination Date:	December 25, 2009, subject to adjustment in accordance with the Business Day Convention.
Fixed Amounts:
Fixed Rate Payer:	Party B
Fixed Rate Payer Period End Dates	The 25th day of each month of each year commencing July 25, 2006, through and including the Termination Date, subject to adjustment in accordance with the Business Day Convention.
Fixed Rate Payer Payment Dates:	Early Payment shall be applicable. The Fixed Rate Payer Payment Dates shall be one Business Day prior to each Fixed Rate Payer Period End Date.
Fixed Rate:	5.20875%
Fixed Rate Day Count Fraction:	Actual/360
Floating Amounts:
Floating Rate Payer:	Party A
Floating Rate Payer Period End Dates:	Each Fixed Rate Payer Period End Date.
Floating Rate Payer Payment Dates:	Each Fixed Rate Payer Payment Date.
Floating Rate for Initial Calculation Period:	TBD.
Floating Rate Option:	USD-LIBOR-BBA.
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Not applicable
Business Days for Payments:	New York and London
Business Day Convention:	Modified Following
Calculation Agent:	Party A

3

Form Master Agreement

(a)

“Specified Entity” means, in relation to Party A, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(b)

“Specified Entity” means, in relation to Party B, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(c)

“Specified Transaction” is not applicable to Party A or Party B for any purpose, and accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

(d)

The “Breach of Agreement” provisions of Section 5(a)(ii) will not apply to Party A or Party B.

(e)

The “Misrepresentation” provisions of Section 5(a)(iv) of the Agreement will not apply to Party A or Party B.

(f)

The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to Party B.

(g)

The “Cross Default” provisions of Section 5(a)(vi) will not apply to Party A or Party B.

(h)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Form Master Agreement will not apply to Party A or to Party B.

(i)

The “Automatic Early Termination” provision of Section 6(a) of the Form Master Agreement will not apply to Party A or to Party B.

(j)

The “Bankruptcy” provision of Section 5(a)(vii)(2) of the Form Master Agreement will not apply to party A or to Party B.

(k)

The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(l)

The phrase “Termination Currency” means United States Dollars.

(m)

For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply.

4

Recording of Conversations

Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents.

5

Credit Support Document

In relation to Party A:

Not Applicable.

In relation to Party B:

Not Applicable.

6

Credit Support Provider

In relation to Party A:

Not Applicable.

In relation to Party B:

Not Applicable.

7

Account Details

Account for payments to Party A:

USD
For the account of The Royal Bank of Scotland Financial Markets Fixed Income and Interest Rate Derivative Operations, London SWIFT RBOSGB2RTCM with JPMorgan Chase Bank, New York CHASUS33 Account Number 400930153/ABA 021000021

Account for payments to Party B:

Deutsche Bank National Trust Company

ABA #          021001033

Acct. #         01419663

Acct. Name: NYLTD FUNDS CONTROL/STARS WEST

Ref:              SX0601-Swap Payment

8

Offices

The Office of Party A for this Transaction is:

London

The Office of Party B for this Transaction is:

Wilmington, Delaware

9

Waiver of Right to Trial by Jury

EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

10

Eligible Contract Participant

Each party represents to the other party that it is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

11

Notice by Facsimile Transmission

Section 12(a) is amended by adding in the third line thereof after the phrase “messaging system” and before the “)” the words “;provided, however, any such notice or other communication may be given by facsimile transmission (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine)”.

12

Multibranch Party

For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is a Multibranch Party; and (b) Party B is not a Multibranch Party.

13

Other provisions

(a)

Addresses for notices.  As set forth on page 1 hereof.

(b)

For the purpose of Section 13(c) of the Form Master Agreement: (i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

(c)

Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

(d)

Tax Representations.

(i)

Payer Representations.  For the purpose of Section 3(e) of the Form Master Agreement, each of Party A and Party B will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Form Master Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(A)

the accuracy of any representations made by the other party pursuant to Section 3(f) of the Form Master Agreement;

(B)

the satisfaction of the agreement contained in Section 4(a)(iii) of the Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the Form Master Agreement; and

(C)

the satisfaction of the agreement of the other party contained in Section 4(d) of the Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (B) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(ii)

Payee Representations.  For the purpose of Section 3(f) of the Form Master Agreement, each of Party A and Party B make the following representations.

(A)

Party A represents that:

(a) It is a tax resident of the United Kingdom;

(b) It is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person;

(c) In respect of each Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated (in whole or part) for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction (or portion thereof, if applicable) will be effectively connected with its conduct of a trade or business in the United States; and

(d) In respect of all other Transactions or portions thereof, no such payment received or to be received by it in connection with this Agreement is attributable to a trade or business carried on by it through a permanent establishment in the United States.

(B)

Party B represents that it is a Delaware statutory trust.

(e)

Documents to be Delivered. For the purpose of Section 4(a) of the Form Master Agreement:

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A and Party B

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B	A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Confirmation	Upon the execution and delivery of this Confirmation	Yes
Party A and Party B

Legal opinion(s) with respect to such party and its Credit Support Provider, if any, for it, reasonably satisfactory in form and substance to the other party relating to the enforceability of the party’s obligations under this Agreement.

		Upon the execution and delivery of this Agreement and any Confirmation	No

(f)

Limitation of Liability

It is expressly understood and agreed by the parties that (a) this document is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Saxon Asset Securities Trust 2006-1 (the “Trust”) is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

(g)

This letter agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(h)

USA PATRIOT Act Notice.  Party A hereby notifies Party B that pursuant to the requirements of the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

(i)

Agency Role of Greenwich Capital Markets, Inc. This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for The Royal Bank of Scotland plc. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Transaction.

(j)

Party A, by entering into this Agreement, hereby covenants and agrees that in connection with any obligations of Party B under this Agreement, Party A will not institute against Party B, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing security issued by Party B is paid; provided however, that nothing herein shall preclude or estop Party A (i) from taking any action prior to the expiration of the applicable preference period in (x) any case or proceeding voluntarily filed or commenced by Party B or (y) any involuntary insolvency proceeding filed or commenced against Party B by a person other than Party A or (ii) from commencing against Party B or any properties of Party B any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding.  The provision shall survive termination of this Agreement for any reason whatsoever.

(k)

For purposes of Section 1(c) of the Form Master Agreement, this Transaction shall be the sole Transaction under the Agreement.

(l)

If a Ratings Event (as defined below) occurs with respect to Party A (or any applicable credit support provider), then Party A shall at its own expense (and subject to the Rating Agency Condition), (i) assign the Transaction hereunder to a third party within thirty (30) days of such Ratings Event that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation, (ii) obtain a guaranty of another person with the Approved Rating Thresholds to honor Party A’s obligations under this Agreement, or (iii) deliver collateral, in an amount sufficient to maintain the then-current rating of the Notes within thirty (30) days of such Ratings Event and an executed ISDA Credit Support Annex as soon as practicable (provided, however, that if Party A’s long-term, unsecured, unsubordinated and unguaranteed debt obligations has a rating below “BBB-“ by S&P or such rating is withdrawn, Party A shall, within ten (10) days (x) assign the Transaction pursuant to clause (i) above or (y) obtain a guaranty pursuant to clause (ii) above and shall  no longer be eligible to deliver collateral pursuant to this clause (iii)).  For purposes of this Transaction, a “Ratings Event” shall occur with respect to Party A (or any applicable credit support provider), if its short-term unsecured and unsubordinated debt ceases to be rated at least “A-1” by S&P or at least “P-1” by Moody’s (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider) such ratings being referred to herein as the “Approved Ratings Thresholds.”  For purposes of this provision, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with S&P and receive from S&P a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Notes.

(m)

Additional Termination Events

Additional Termination Events will apply:

(i) if a Ratings Event has occurred and Party A has not, within 30 days, complied with (k) above, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such an Additional Termination Event;

(ii) if without the consent of Party A, Party B amends, supplements or otherwise modifies the Indenture if such amendment, supplement or modification would materially adversely affect Party A, as solely determined by Party A, in its reasonable discretion (provided that without limiting the foregoing, the Parties agree that any reduction in the priority of payments to Party A, any change in the timing of payments to Party A or any reduction in quantity or quality of collateral available with respect to  payments owing to Party A shall automatically be considered for the purposes of this clause (ii) to be materially adverse to Party A, and Party B shall be the sole Affected Party with respect to such an Additional Termination Event; or

(iii) If (A) Saxon Asset Securities Company, as depositor (the “Depositor”), still has a reporting obligation with respect to this Transaction pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), and (B) Party A has not, within 30 days after receipt of a Swap Disclosure Request (as defined below), complied with the provisions set forth in paragraph q below (provided that if the significance percentage increases to 10% or 20% (as the case may be) after a Swap Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in paragraph q below within 10 days of Party A being informed of the significance percentage reaching 10% or 20%), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(n)

Notwithstanding any provision of the Agreement to the contrary, Party B may assign and delegate its rights and obligations under this Agreement to the Indenture Trustee as provided in the Indenture. Party A may not assign this Agreement unless each Rating Agency confirms in writing that such assignment will not result in the reduction or withdrawal of its rating of any Class of Notes issued by Party B then rated by such Rating Agency.

Party A hereby acknowledges that Party B will grant a security interest in its rights under this Agreement to Deutsche Bank Trust Company Americas, in its capacity as indenture trustee (the “Indenture Trustee”) under the Indenture, and hereby consents thereto, and further hereby consents to any transfer of such rights pursuant to an exercise of creditors’ remedies in respect of such security interest.  In connection with such grant of a security interest under the Indenture, Party A agrees that the Indenture Trustee may directly exercise the rights of Party B under this Agreement, and any such exercise of Party B’s rights by the Indenture Trustee shall be binding with respect to Party A.

(o)

Amendments

Section 9(b) of the Form Master Agreement is amended by adding the following at the end thereof:

; provided, however, that if any Notes that are rated by any Rating Agency are then outstanding, no amendment, modification or waiver shall be effective unless each Rating Agency confirms in writing that such amendment, modification or waiver will not result in the reduction or withdrawal of its rating of any Class of Notes issued by Party B then rated by such Rating Agency.

(p)

Notwithstanding any express or implied agreement or understanding to the contrary, Party A or Party B (and each of their employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the U.S. federal income tax treatment and U.S. federal income tax structure of each Transaction under this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to them relating to such U.S. federal income tax treatment and U.S. federal income tax structure.

(q)

Compliance with Regulation AB

(a)

Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under the 1934 Act, the Depositor is required under Regulation AB under the Securities Act of 1933, as amended, and the 1934 Act, as amended (“Regulation AB”), to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement (as such term is used in Regulation AB) and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(b)

Subject to the provisions of subsection (c) below, and so long as there are reporting obligations with respect to this Transaction under the 1934 Act, if the Depositor determines, reasonably and in good faith, in its sole discretion, that the significance percentage of this Agreement has increased to 9 percent, then the Depositor may request on such date of determination from Party A the same information set forth in Item 1115(b) of Regulation AB that would have been required if the significance percentage had in fact  increased to 10 percent (such request, a “Swap Disclosure Request” and such requested information, subject to the last sentence of this paragraph, is the “Swap Financial Disclosure”).  Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor’s determination that led to the Swap Disclosure Request, provided that such determination of the significance percentage shall be in the Depositor’s sole discretion, exercised reasonably and in good faith.  The parties hereto further agree that the Swap Financial Disclosure provided to meet a Swap Disclosure Request under this subsection (b) may be, solely at Party A’s option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

(c)

So long as there are reporting obligations with respect to this Transaction under the 1934 Act, if the Depositor determines, reasonably and in good faith, in its sole discretion, that the significance percentage of this Agreement has increased to 19 percent, then the Depositor may make a Swap Disclosure Request to Party A on such date of determination for Swap Financial Disclosure that would have been required if the significance percentage had in fact increased to 20 percent (and, accordingly, consists of the information set forth in Item 1115(b)(2) of Regulation AB).  Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor’s determination that led to the Swap Disclosure Request, provided that such determination of the significance percentage shall be in the Depositor’s sole discretion, exercised reasonably and in good faith.

(d)

Upon the occurrence of a Swap Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the Swap Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to provide the Swap Financial Disclosure or (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A’s obligations under this Agreement from an affiliate of Party A that is able to provide the Swap Financial Disclosure, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide Swap Financial Disclosure.  If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

(e)

The parties agree that the Depositor and Saxon Funding Management, Inc., in its capacity as sponsor, are third-party beneficiaries to Party A’s undertakings under this paragraph q.

(r)

In the event that the transaction to which the Indenture relates does not occur, Party A and Saxon Mortgage, Inc. agree that Saxon Mortgage, Inc. shall become the counterparty in place of Party B under this Agreement.

(s)

Set-Off

Notwithstanding any provision of this Agreement or any other existing or future agreement, Party A and Party B each hereby irrevocably waives any and all rights it may have to set-off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party against any obligation between it and the other party under any other agreements.

[remainder of page intentionally left blank]

THE ROYAL BANK OF SCOTLAND PLC

By: Greenwich Capital Markets, Inc., its agent

By:      /s/ Giuliano Granata

                Giuliano Granata

Vice President

Authorized Signatory

Confirmed as of the date above

SAXON ASSET SECURITIES TRUST 2006-1

By: Wilmington Trust Company, not individually but solely as Owner Trustee on behalf of Saxon Asset Securities Trust 2006-1

By:

       /s/ Patricia A. Evans

Name: Patrica A. Evans

Title:    Vice President

Solely with respect to paragraph 13(r),

SAXON MORTGAGE, INC.

By:

      /s/ Robert B. Estep

Name: Robert B. Eastep

Title:    Executive Vice President and Chief Financial Officer

SCHEDULE A

Our Reference Number: D6980372

From and including[1]	To but excluding [1]	Notional Amount(USD)
25/07/2006	25/08/2006	467,478,222.48
25/08/2006	25/09/2006	454,006,936.65
25/09/2006	25/10/2006	439,327,459.14
25/10/2006	25/11/2006	423,530,656.13
25/11/2006	25/12/2006	406,774,959.53
25/12/2006	25/01/2007	389,428,849.41
25/01/2007	25/02/2007	371,652,601.92
25/02/2007	25/03/2007	354,683,824.64
25/03/2007	25/04/2007	338,504,361.23
25/04/2007	25/05/2007	323,076,876.42
25/05/2007	25/06/2007	308,365,834.29
25/06/2007	25/07/2007	294,341,933.78
25/07/2007	25/08/2007	280,902,708.78
25/08/2007	25/09/2007	268,083,330.61
25/09/2007	25/10/2007	255,770,963.88
25/10/2007	25/11/2007	243,319,211.83
25/11/2007	25/12/2007	230,911,809.87
25/12/2007	25/01/2008	205,741,332.45
25/01/2008	25/02/2008	183,407,588.67
25/02/2008	25/03/2008	164,100,927.53
25/03/2008	25/04/2008	147,525,897.90
25/04/2008	25/05/2008	133,267,054.49
25/05/2008	25/06/2008	126,395,911.97
25/06/2008	25/07/2008	120,006,422.78
25/07/2008	25/08/2008	113,960,578.62
25/08/2008	25/09/2008	108,033,681.83
25/09/2008	25/10/2008	102,630,897.72
25/10/2008	25/11/2008	97,269,791.09
25/11/2008	25/12/2008	90,263,745.11
25/12/2008	25/01/2009	84,608,452.15
25/01/2009	25/02/2009	54,351,276.48
25/02/2009	25/03/2009	51,565,100.74
25/03/2009	25/04/2009	49,365,885.79
25/04/2009	25/05/2009	47,268,296.13
25/05/2009	25/06/2009	45,267,244.12
25/06/2009	25/07/2009	43,357,924.37
25/07/2009	25/08/2009	41,523,934.83
25/08/2009	25/09/2009	39,785,442.60
25/09/2009	25/10/2009	38,109,013.66
25/10/2009	25/11/2009	36,504,887.69
25/11/2009	25/12/2009	34,924,439.34

1 Subject to Modified Following Business Day Convention.